SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2014

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2014, Newmont Mining Corporation, a Delaware corporation (“Newmont” or the “Company”), issued a news release reporting its financial results for the second quarter ended June 30, 2014 (the “News Release”). A copy of the News Release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated July 29, 2014 (the “Original Report”).

This Current Report on Form 8-K/A amends the Original Report to correct an error in total attributable copper production outlook for 2014 and provide clarification.

While site-level outlook for 2014 attributable copper production correctly showed lower production estimates at the Batu Hijau mine, total attributable copper production outlook for 2014 (reported on pages 5, 8, and 9 of the News Release and on page 54 of the Company’s Form 10-Q, dated July 29, 2014) did not reflect that reduction. The Company’s 2014 total attributable copper production outlook range was reported as 90 to 100 thousand tonnes. However, such range should have been reported as 55 to 80 thousand tonnes. All other outlook remains as originally reported in the News Release.

Cautionary Statement: This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include estimates of future production, which are based upon certain assumptions. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the “forward-looking statements”. Such risks include, but are not limited to, metal price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks, community relations, conflict resolution, governmental regulation and judicial outcomes. Please refer to the risks and uncertainties detailed in the News Release and from time to time by the Company in its periodic filings with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date hereof release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Laurie Brlas
Name:	Laurie Brlas
Title:	Executive Vice President and Chief Financial Officer

Dated: July 30, 2014

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